April 18, 2012

POPLAR FOREST PARTNERS FUND

Class A Shares
Institutional Class Shares

a series of Advisors Series Trust

Supplement to the Prospectus
and Statement of Additional Information (“SAI”)
each dated January 28, 2012

Effective immediately, the last paragraph on page 26 of the Prospectus and the first full paragraph on page 32 of the SAI are hereby deleted and replaced with the following:

The Fund also reserves the right to enter into agreements that reduce or eliminate sales charges for other groups or classes of shareholders, including for Fund shares included in other investment plans such as “wrap accounts.”  If you own Fund shares as part of another account or package, such as an IRA or a sweep account, you should read the terms and conditions that apply for that account.  Those terms and conditions may supersede the terms and conditions discussed here.  Contact your Broker for further information.

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Please retain this Supplement with the Prospectus and SAI.